UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2025

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed by Forge Global Holdings, Inc. (the “Company”) in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 28, 2023, Forge Global, Inc., a wholly-owned subsidiary of the Company, entered into that certain sublease agreement for an office lease with Jones Lang LaSalle Americas, Inc., dated August 22, 2023 (the “Sublease”), to lease approximately 21,795 rentable square feet (the “Premises”) of an office building located at Four Embarcadero Center, San Francisco, California (the “Building”). In accordance with the terms of the Sublease, the term of the Sublease was extended and is set to expire on January 31, 2026.

On October 14, 2025, Forge Global, Inc. entered into a lease agreement (the “Lease”) with Four Embarcadero Center Venture, an affiliate of Boston Properties Limited Partnership, (the “Landlord”) to lease the Premises. Following the expiration of the Sublease and pursuant to the Lease, the Company will continue to use the Premises as its headquarters. The Lease provides for a term of five (5) years and four (4) months, commencing on February 1, 2026 and expiring on May 31, 2031 (the “Term”), unless the Lease is terminated earlier pursuant to its terms.

The Lease provides for an initial annual base rent of approximately $1,983,000 (the “Base Rent”). Base Rent under the Lease is abated for the first four (4) months of the Term and thereafter increases on a scheduled basis through the end of the Term, reflecting an annual increase of 3%. In addition to the Base Rent, the Company will also be responsible for its proportionate share of the Building’s operating expenses, including property taxes, as additional rent. In connection with the Lease, the Company will deliver to the Landlord a letter of credit in the amount of approximately $661,000 as a security deposit.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Lease is incorporated by reference into Item 2.03.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

October 20, 2025		/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer